UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2005

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

111 North Wall Street, Spokane, Washington 99201

(Address of principal executive offices) (Zip Code)

(509) 458-3711

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           As previously reported on a Current Report on Form 8-K filed July 26, 2005, on July 25, 2005, the Board of Directors of Sterling Financial Corporation (“Sterling”) approved a three-for-two stock split, which was effected as a 50% stock dividend, payable August 31, 2005 to shareholders of record on August 17, 2005.

On September 1, 2005, Sterling filed an Amendment to its Restated Articles of Incorporation with the Washington Secretary of State, pursuant to applicable law, to effect an increase in Sterling’s authorized shares of common stock in proportion to the three-for-two stock split.  No shareholder approval was required.

A copy of the amendment is attached as Exhibit 3.1 to this Report.

Item 9.01.  Financial Statements and Exhibits.

(c)           The following exhibit is filed herewith:

Exhibit No.	Exhibit Description

3.1	Certificate of Articles of Amendment of Restated Articles of Incorporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

September 1, 2005	By:	/s/ Daniel G. Byrne
Date		Daniel G. Byrne
Executive Vice President, Assistant Secretary and
Chief Financial Officer